UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 8, 2016

ACADIA REALTY TRUST
(Exact name of registrant as specified in its charter)

Maryland	1-12002	23-2715194

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

411 Theodore Fremd Avenue

Suite 300

Rye, New York 10580

(Address of principal executive offices) (Zip Code)

(914) 288-8100
(registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On August 8, 2016, Acadia Realty Trust (the “Company”) issued a press release announcing the commencement of an underwritten public offering (the “Offering”) of its common shares of beneficial interest (“Common Shares”). Citigroup Global Markets Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the “Underwriters”) acted as underwriters for the offering. A copy of that press release is attached as Exhibit 99.1 hereto.

In connection with the Offering, the Company and Acadia Realty Limited Partnership entered into an underwriting agreement (the “Underwriting Agreement”) with the Underwriters, pursuant to which the Company agreed to sell to the Underwriters 4,830,000 Common Shares, including 630,000 Common Shares issued pursuant to the Underwriters’ exercise in full of their option to purchase additional Common Shares, at a price of $35.64 per Common Share. The 4,830,000 Common Shares were offered and sold pursuant to a prospectus supplement, dated August 8, 2016 and related prospectus, dated May 2, 2014, relating to the Company’s shelf registration statement on Form S-3 (File No. 333-195665). A copy of the Underwriting Agreement is attached hereto as Exhibit 1.1 and is incorporated herein by reference.

On August 8, 2016, the Company issued a press release announcing the pricing of the Offering. A copy of that press release is attached as Exhibit 99.2 hereto.

On August 12, 2016, the Company and the Underwriters closed the offering and Venable LLP delivered its legality opinion with respect to the Common Shares to be issued in the Offering. A copy of the legality opinion is attached hereto as Exhibit 5.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

1.1	Underwriting Agreement, dated August 8, 2016, by and among Acadia Realty Trust, Acadia Realty Limited Partnership, Citigroup Global Markets Inc., and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

5.1	Opinion of Venable LLP as to legality of the securities.

23.1	Consent of Venable LLP (included in Exhibit 5.1.)

99.1	Press Release dated August 8, 2016.
99.2	Press Release dated August 8, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACADIA REALTY TRUST

Date: August 12, 2016	By:	/s/ John Gottfried
Name: John Gottfried
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

(d)	Exhibits

1.1

Underwriting Agreement, dated August 8, 2016, by and among Acadia Realty Trust, Acadia Realty Limited Partnership, Citigroup Global Markets Inc., and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

5.1	Opinion of Venable LLP.

23.1	Consent of Venable LLP (included in Exhibit 5.1).

99.1	Press Release dated August 8, 2016.

99.2	Press Release dated August 8, 2016.